Exhibit 99.2

1Q 2015 Update OTCQB: ANFC Focused Growth in the Williston Basin May 14, 2015

Forward Looking Statements www.blackridgeoil.com 2 Statements made by representatives of Black Ridge Oil & Gas, Inc . (“Black Ridge” or the “Company”) during the course of this presentation that are not historical facts are “forward-looking statements” within the meaning of federal securities laws . These statements are based on certain assumptions and expectations made by the Company which reflect management’s experience, estimates and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate . No assurances can be given that such assumptions and expectations will occur as anticipated and actual results may differ materially from those implied or anticipated in the forward looking statements . Such statements are subject to a number of risks and uncertainties, many of which are beyond the control of the Company, and which include risks relating to the general economic or industry conditions, our ability to obtain additional capital needed to implement our business plan, declines in prices and demand for gas, oil and natural gas liquids, loss of key personnel, lack of business diversification, reliance on strategic third-party relationships, ability to obtain rights to explore and develop oil and gas reserves, the rate of in - fill drilling on our leased acreage, financial performance and results, our indebtedness under our line of credit, our ability to replace reserves and efficiently develop our current reserves, our ability to make acquisitions on economically acceptable terms, our ability to effectively utilize hedging, our ability to become listed on a national exchange, and other important factors . Black Ridge undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events .

0 100 200 300 400 500 600 700 800 Q2 & Q3 2015 Q4 2015 1st Half 2016 2nd Half 2016 2017 Swaps Costless Collars Hedging Summary 10 www.blackridgeoil.com $72.40 $89.84 $75.84 $ 89.73 $80.00 - 89.50 Barrels Hedged (Bo/d), WTI ($/ Bbl , Swap Price i s Weighted Average) (1) $ 87.18 $75.00 - 95.60 $75.00 - 95.60 (1) Please reference hedging summary in appendix.

Corral Creek – Dunn County, ND www.blackridgeoil.com 11 ~30,884 Gross Acres 0.77% Working Interest (WI) 3 Rig Drilling Program, 52 Well Inventory (1) Development Status: • 9 6 Wells Producing (0.74 Net Wells) • 17 Wells “Drilling” (0.13 Net Wells) • 11 Wells Permitted (0.09 Net Wells) ~2748 Gross Acres 6.43% WI 1 Well Producing Lincoln USA 16 - 1H: 373k bbls in 730 days Remaining Inventory (1) : 9+ Wells ~1280 Gross Acres 19.34% WI 2 Wells Producing Gorhman 24 - 31MBH Gorhman 14 - 31TFH Remaining Inventory (1) : 5+ Wells ~1280 Gross Acres 3.10% WI 4 Wells Producing Remaining Inventory (1) : 3+ Wells ~1280 Gross Acres 3.10% WI 3 Wells Producing Remaining Inventory (1) : 4+ Wells Corral Creek Unit Hansen Halliday Lincoln Gorhman Montana North Dakota T147N R93W T147N R95W T147N R94W (1) Remaining Inventory is based upon publicly available NDIC data and internal estimates.

Why We Are Developing Teton www.blackridgeoil.com 13 Company Metrics: Average of Two Quarters Preceding and After Teton Start Up (1) Production, Boepd Debt / Boepd , $M 0 400 800 1,200 1,600 2,000 Pre Teton Post Teton 0 15,000 30,000 45,000 60,000 Pre Teton Post Teton (1) Please reference Teton project summary on slide 12. The C ompany expects to redetermine the senior secured borrowing base upon start up of Teton production

For More Information www.blackridgeoil.com 14 Ken DeCubellis Chief Executive Officer ken.decubellis@blackridgeoil.com 952 - 426 - 1241 Stay Up to Date on Black Ridge Oil & Gas www.blackridgeoil.com

www.blackridgeoil.com 15 Appendix

Hedging Summary 16 www.blackridgeoil.com Swaps Settlement Period Contract Date Oil (BBLS) Fixed Price 4/1/2015 - 12/31/2015 8/9/2013 18,000 $ 88.28 4/1/2015 - 12/31/2015 4/8/2014 15,750 $ 89.70 4/1/2015 - 12/31/2015 5/21/2014 9,000 $ 92.38 4/1/2015 - 12/31/2015 9/16/2014 22,500 $ 90.16 10/1/2015 - 12/31/2015 5/11/2015 36,000 $ 61.87 1/1/2016 - 12/31/2016 6/25/2014 60,000 $ 90.36 1/1/2016 - 12/31/2016 9/15/2014 24,000 $ 88.15 1/1/2016 - 6/30/2016 5/11/2015 45,000 $ 62.88 1/1/2017 - 12/31/2017 9/15/2014 78,000 $ 87.18 Costless Collars Settlement Period Contract Date Oil (BBLS) Fixed Price 4/1/2015 - 12/31/2015 12/13/2013 27,000 $ 75.00 / 95.60 1/1/2016 - 6/30/2016 8/9/2013 10,002 $ 80.00 / 89.50

Cash and General Administrative Expense